                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                             American Biltrite Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

                             AMERICAN BILTRITE INC.

                                 57 River Street
                      Wellesley Hills, Massachusetts 02481

                               ------------------

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  MAY 10, 2004

                               ------------------

TO THE STOCKHOLDERS OF AMERICAN BILTRITE INC.:

        Notice is hereby given that the Annual Meeting of the Stockholders of American Biltrite Inc. will be held at the FleetBoston Financial Corporation, America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts, on Monday May 10, 2004 at 10:00 A.M. local time, for the following purposes:

        1. To elect three directors who will hold office until the Annual Meeting of Stockholders in 2007 and until their successors are duly elected and qualified.

        2. To transact any other business that may properly come before the meeting or any adjournment thereof.

        The close of business on March 19, 2004 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 is enclosed with this proxy statement.

        It is desirable that the stock of the Company should be represented as fully as possible at the Annual Meeting. Please sign, date and return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you should attend the Annual Meeting, you may vote in person, if you wish, whether or not you have sent in your proxy, and your vote at the meeting will revoke any prior proxy you may have submitted.


                                        By Order of The Board of Directors
                                        AMERICAN BILTRITE INC.




                                        Henry W. Winkleman
                                        Secretary

Wellesley Hills, Massachusetts
April 15, 2004

                                 PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors (the "Board") of American Biltrite Inc. (the "Company" or "ABI"), of proxies to be used in voting at the Annual Meeting of Stockholders (the "Meeting") to be held on May 10, 2004 at the FleetBoston Financial Corporation, America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts at 10:00 A.M. local time, and at any adjournments thereof. The principal executive offices of the Company are located at 57 River Street, Wellesley Hills, Mas-sachusetts 02481. The cost of preparing and mailing the notice, proxy statement and proxy card will be paid by the Company. It is expected that the solicitation of proxies will be by the Company by mail only, but may also be made by overnight delivery service, facsimile, personal interview or telephone by directors, officers or employees of the Company. The Company will request banks and brokers holding stock in their names or custody, or in the names of nominees for others, to forward copies of the proxy material to those persons for whom they hold such stock and, upon request, will reimburse such banks and brokers for their out-of-pocket expenses incurred in connection therewith. This proxy statement and the accompanying proxy card were first mailed to stockholders on or about April 15, 2004.

        Proxies in the accompanying form, properly executed, duly returned to the Company and not validly revoked, will be voted at the Meeting (including adjournments) in accordance with your instructions.

        Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by filing a later dated proxy, by notice of revocation filed in writing with the Secretary of the Company or by voting the shares subject to such proxy in person at the Meeting.Attendance at the Meeting in person will not be deemed to revoke the proxy unless the stockholder affirmatively indicates at the Meeting an intention to vote the shares in person.

        On March 19, 2004, there were issued and outstanding 3,441,551 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting or any adjournment thereof, and those entitled to vote will have one vote for each share held.

        A quorum for the consideration of any question at the Meeting will consist of a majority in interest of all stock issued and outstanding and entitled to vote upon that question. A plurality of the shares represented and voting at the Meeting at which a quorum is present is required to elect directors. On all other matters, a majority of the shares represented and voting at the meeting is required to decide the question. Shares represented by proxies marked "WITHHELD" with regard to the election of directors will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors, and, therefore, will have no effect on the determination of the outcome of the votes for the election of directors.

        A "broker non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in its name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. A broker holding your shares in its name will be permitted to vote such shares with respect to the proposal to elect three directors to be voted on at the Meeting without instruction from you, and, accordingly, broker non-votes will not occur with respect to this proposal.

           DELIVERY OF PROXY MATERIAL AND ANNUAL REPORTS TO HOUSEHOLDS

        The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and this proxy statement.

        If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

Beneficial owners who reside at a shared address at which a single copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and this proxy statement is delivered may obtain a separate Annual Report on Form 10-K for the year ended December 31, 2003 and/or proxy statement without charge by sending a written request to: American Biltrite Inc., 57 River Street, Wellesley Hills, Massachusetts 02481, attention Henry W. Winkleman, or by calling the company at 781-237-6655. The Company will promptly deliver an Annual Report on Form 10-K for the year ended December 31, 2003 and/or proxy statement upon request.

        Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent to householding.

                              ELECTION OF DIRECTORS

        The Board is divided into three classes, the terms of which expire at successive Annual Meetings of Stockholders. Stockholders are being asked to elect three Class II directors at the Meeting. The accompanying proxy will be voted for the election of the nominees named in Class II below unless otherwise instructed. The term of those Class II directors elected at the Meeting will expire at the Annual Meeting of Stockholders held in 2007 upon the election and qualification of their successors. Should any person named below be unable or unwilling to serve as a director, persons named as proxies intend to vote for such other person as management may recommend. Each nominee is currently a director of the Company.

        The following table sets forth the name, age and principal occupation of each of the nominees for election as director and each current director in the classes continuing in office, together with a statement as to the period during which he or she has served as a director of the Company.

                                            BUSINESS EXPERIENCE AND                      EXPIRATION OF
NAME (AGE)                                    OTHER DIRECTORSHIPS                        PRESENT TERM
----------                                  -----------------------                      ------------

NOMINEES
--------

CLASS II
John C. Garrels III (64)          Former Director, Global Banking, The First                  2004
                                  National Bank of Boston, a national banking
                                  association. Director of the Company since 1977.

James S. Marcus (74)              Former Limited Partner, Goldman, Sachs & Co.,               2004
                                  investment bankers. Director of the Company since
                                  1971. Director of Insight Communications
                                  Company, Inc.

Roger S. Marcus (58)              Chairman of the Board and Chief Executive Officer           2004
                                  of the Company. Director of the Company since
                                  1981. Chairman of the Board of Directors and Chief
                                  Executive Officer of Congoleum Corporation, a
                                  resilient flooring manufacturer and a majority
                                  owned subsidiary of the Company.

                                            BUSINESS EXPERIENCE AND                      EXPIRATION OF
NAME (AGE)                                    OTHER DIRECTORSHIPS                        PRESENT TERM
----------                                  -----------------------                      ------------

INCUMBENT DIRECTORS
-------------------

CLASS III
Mark N. Kaplan, Esq. (74)           Of Counsel, Skadden, Arps, Slate, Meagher & Flom          2005
                                    LLP, attorneys. Director of the Company since
                                    1982. Director of: Grey Advertising Inc.; DRS
                                    Technologies Inc.; Autobytel Inc.; REFAC
                                    Corporation; Volt Information Sciences, Inc.; and
                                    Congoleum Corporation.

Natalie S. Marcus (87)              Investor. Director of the Company since 1992.             2005

William M. Marcus (66)              Executive Vice President and Treasurer of the             2005
                                    Company. Director of the Company since 1966.
                                    Director of Congoleum Corporation.

Kenneth I. Watchmaker (61)          Executive Vice President and Chief Financial              2005
                                    Officer of Reebok International Ltd., a worldwide
                                    designer, marketer and distributor of sports, fitness
                                    and casual footwear, apparel and equipment.
                                    Director of the Company since 1995.


CLASS I

Gilbert K. Gailius (72)             Former Vice President-Finance and Chief Financial         2006
                                    Officer of the Company. Director of the Company
                                    since 1983.

Richard G. Marcus (56)              President and Chief Operating Officer of the              2006
                                    Company. Director of the Company since 1982.
                                    Vice Chairman of the Board of Directors of
                                    Congoleum Corporation.

Frederick H. Joseph (67)            Managing Director, Morgan Joseph & Co.                    2006
                                    investment bankers from 2001 to 2003. Managing
                                    Director, ING Barings LLC, investment bankers,
                                    from 1998 to 2001. From 1994 to 1998 was
                                    Chairman of Clovebrook Capital Corp., investment
                                    banking consultants. Director of the Company since
                                    1997 Director of: Watsco Inc.

Note: Natalie S. Marcus is the mother of Roger S. Marcus and Richard G. Marcus and the aunt of William M. Marcus. James S. Marcus is not related to Natalie, Roger, Richard or William Marcus.

        Individuals who together beneficially own 56.8% of the outstanding Common Stock have identified themselves as persons who have in the past taken, and may in the future take, actions which direct or cause the direction of the management of the Company, and their voting of shares of Common Stock, in a manner consistent with each other. Accordingly, these individuals may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and Rule 13d-5 under that act. In light of the existence of this "group," the Company is a "controlled company," as that term is defined in Section 801 of the American Stock Exchange ("AMEX") Company Guide. As a result of the Company's status as a "controlled company," it may avail itself of exceptions to the AMEX's corporate governance standards that generally require a company whose stock is listed for trading on the AMEX to have a majority of its board of directors consist of independent directors, to have director nominations selected or recommended for the board's selection by either a nominating committee comprised of independent directors or by a majority of the independent directors and to have officer compensation determined or recommended to the board for determination either by a compensation committee comprised of independent directors or by a majority of the independent directors. Pursuant to the AMEX's independence standards, the Company's Board of Directors has determined that the following five of its 10 directors are independent: John Garrels III, Frederick Joseph, Mark Kaplan, James Marcus and Kenneth Watchmaker.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ELECTION OF EACH OF THE NOMINEES FOR CLASS II DIRECTOR.






              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                               EXECUTIVE OFFICERS

        The following table sets forth certain information relating to the executive officers of the Company.


                                                                                      EXECUTIVE OFFICER
EXECUTIVE OFFICER (AGE)                           POSITION                                 SINCE
-----------------------                      ------------------                       -----------------
Roger S. Marcus (58)               Chief Executive Officer                                 1981

Richard G. Marcus (56)             President and Chief Operating Officer                   1982

William M. Marcus (66)             Executive Vice President and Treasurer                  1966

Howard N. Feist III (47)           Vice President-Finance and                              2000
                                   Chief Financial Officer of the Company.
                                   Chief Financial Officer and Secretary of
                                   Congoleum Corporation since 1988.

J. Dennis Burns (64)               Vice President and General Manager,                     1985
                                   Tape Products Division

Jean Richard (59)                  Vice President and General Manager                      2000
                                   American Biltrite (Canada) Ltd.
                                   President and Chief Operating Officer of
                                   Group Bocenor, Inc., a window and door
                                   manufacturer, from 1994 to 1999.

Edward J. Lapointe (61)            Controller                                              1983

Henry W. Winkleman (59)            Vice President, Corporate Counsel, and Secretary        1989

                    CERTAIN BENEFICIAL OWNERS OF COMMON STOCK

        The following table, together with the accompanying text and footnotes, sets forth, as of March 19, 2004, (a) the holdings of the Common Stock of each director of the Company and of each person nominated to become a director of the Company, (b) the holdings of the Common Stock of each person named in the Summary Compensation Table that appears later in this proxy statement and of all executive officers and directors as a group and (c) the names, addresses and holdings of the Common Stock of each person, who to the Company's knowledge, beneficially owns 5% or more of the Common Stock.

                                                                            AMOUNT AND
                                                                            NATURE OF
NAME AND ADDRESS                                                            BENEFICIAL         PERCENT OF
OF BENEFICIAL OWNER(1)                                                     OWNERSHIP(2)       COMMON STOCK
----------------------                                                     ------------       ------------
DIRECTORS AND EXECUTIVE OFFICERS

Natalie S. Marcus ......................................................     958,908(3)(4)         27.8%
  c/o American Biltrite Inc.
  57 River Street
  Wellesley Hills, MA 02481

Richard G. Marcus ......................................................     507,083(3)(5)         14.5
  c/o American Biltrite Inc.
  57 River Street
  Wellesley Hills, MA 02481

Roger S. Marcus ........................................................     504,482(3)(6)         14.5
  c/o American Biltrite Inc.
  57 River Street
  Wellesley Hills, MA 02481

William M. Marcus ......................................................     345,734(3)(7)         9.9
  c/o American Biltrite Inc.
  57 River Street
  Wellesley Hills, MA 02481

J. Dennis Burns ........................................................       9,104(8)              *
Mark N. Kaplan .........................................................       5,000(9)              *
Gilbert K. Gailius .....................................................      13,000(10)             *
John C. Garrels III ....................................................       3,800(10)             *
Howard N. Feist III ....................................................       8,000(11)             *
Kenneth I. Watchmaker ..................................................       3,000(10)             *
James S. Marcus ........................................................       3,200(10)             *
Frederick H. Joseph ....................................................       3,200(12)             *
All directors and executive officers ...................................   2,091,311(13)          57.6
  as a group (15 persons)

5% BENEFICIAL OWNERS, OTHER THAN PERSONS INCLUDED ABOVE

Dimensional Fund Advisors, Inc. ........................................     201,650(14)           5.9
  1299 Ocean Avenue, Suite 650
  Santa Monica, CA 90491

Wilen Management Company, Inc. .........................................     211,252(15)           6.1
  2360 West Joppe Road, Suite 226
  Lutherville, MD 21093

------------------
*       Represents beneficial ownership of less than 1% of Common Stock.

(1) Addresses are given only for beneficial owners of more than 5% of the Common Stock.

(2) Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power.

(3) As of the date shown, these shares were among the 2,037,607 shares, or 56.8%, of the outstanding Common Stock beneficially owned by the following persons, who have identified themselves as persons who have taken, and reasonably anticipate continuing to take, actions which direct or may cause the direction of the management and policies of the Company and the voting of their shares of Common Stock in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"):
        Natalie S. Marcus, Richard G. Marcus, Roger S. Marcus, William M. Marcus and Cynthia S. Marcus (c/oAmerican Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481). The Company owns 4,395,605 shares of the Class B Common Stock of Congoleum Corporation ("Congoleum") and 151,100 shares of the Class A Common Stock of Congoleum. These shares on a combined basis represent 69.5% of the voting power of the outstanding capital stock of Congoleum. Each of the named individuals may be deemed a beneficial owner of these shares.

(4) Natalie S. Marcus has sole voting and investment power over 807,908 shares. Mrs. Marcus is also a co-trustee with Richard G. Marcus and Roger S. Marcus over 144,000 shares and trustee of a charitable trust, which holds 4,000 shares. Mrs. Marcus also has the right to acquire 3,000 shares, which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(5) Richard G. Marcus has sole voting and investment power over 313,083 shares. Mr. Marcus is also a co-trustee with Natalie S. Marcus and Roger
        S. Marcus over 144,000 shares. Mr. Marcus also has the right to acquire 50,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Richard G. Marcus's wife, Beth A. Marcus, owns 6,196 shares, of which shares Mr. Marcus disclaims beneficial ownership. Mr. Marcus also has the right to acquire 40,000 shares of common stock of Congoleum, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(6) Roger S. Marcus has sole voting and investment power over 310,482 shares. Mr. Marcus is also a co-trustee with Natalie S. Marcus and Richard G. Marcus over 144,000 shares. Mr. Marcus also has the right to acquire 50,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Roger S. Marcus's daughter, Elissa G. Marcus, owns 9,096 shares, of which shares Mr. Marcus disclaims beneficial ownership. Mr. Marcus also has the right to acquire 40,000 shares of common stock of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(7) William M. Marcus has sole voting and investment power over 305,734 shares. Mr. Marcus also has the right to acquire 40,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. William M. Marcus's wife, Cynthia S. Marcus, owns 9,400 shares, of which shares Mr. Marcus disclaims beneficial ownership. Mr. Marcus also has the right to acquire 1,000 shares of common stock of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(8) J. Dennis Burns has sole voting and investment power over 3,104 shares. Mr. Burns has the right to acquire 6,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Burns's wife, Kristin J. Burns, owns 100 shares of Class A Common Stock of Congoleum, which shares represent less than 1% of the voting power of the outstanding capital stock of Congoleum, of which shares Mr. Burns disclaims beneficial ownership.

(9) Mark N. Kaplan has sole voting and investment power over 2,000 shares. Mark N. Kaplan has the right to acquire 3,000 shares which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Kaplan also owns 16,000 shares of Class A Common Stock of Congoleum, and has the right to acquire 3,000 shares of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement which shares represent less than 1% of the voting power of the outstanding capital stock of Congoleum.

(10) Messrs. John C. Garrels III, James S. Marcus and Gilbert K. Gailius have sole voting and investment power over 800, 200 and 12,000 shares respectively. Messrs. John C. Garrels III, James S. Marcus and Kenneth
        I. Watchmaker each have the right to acquire 3,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Gilbert K. Gailius has the right to acquire 1,000 shares which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(11) Howard N. Feist III has the right to acquire 8,000 shares which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement. Mr. Feist also owns 1,000 shares, and is trustee for a custodial account which holds 1,177 shares, of Class A Common Stock of Congoleum, which shares represent less than 1% of the voting power of the outstanding capital stock of Congoleum. Mr. Feist also has the right to acquire 3,000 shares of common stock of Congoleum which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(12) Frederick H. Joseph has the right to acquire 3,000 shares which are issuable upon exercise of options exercisable within 60 days of this proxy statement. Mr. Joseph also owns 8,000 shares of Class A Common Stock of Congoleum, which shares represent less than 1% of the voting power of the outstanding capital stock of Congoleum.

(13) All directors and executive officers as a group may be considered beneficial owners of 261,777 shares of Class A Common Stock of Congoleum and 4,395,605 shares of Class B Common Stock of Congoleum, which combined represent 69.9% of the voting power of the outstanding capital stock of Congoleum.

(14) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2004.

(15) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on January 28, 2004.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock and other equity securities of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. The Company believes that during the year ended December 31, 2003, its officers, directors and holders of more than 10% of the Company's Common Stock complied with all
Section 16(a) filing requirements.

                      DIRECTOR COMPENSATION AND COMMITTEES

        During 2003, the Board held nine meetings. Each director who was not an officer and employee of the Company received a director's fee of $15,000 per year and $2,000 for each of the four regular Board meetings attended and each member of the Audit Committee received $3,000 for each Audit Committee meeting attended during 2003. The Directors do not receive a fee for telephonic meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and 75% of the total number of meetings of the committees of the Board on which each Director serves in 2003.

        Directors may elect to defer the receipt of all or a part of their fees. Amounts so deferred earn interest, compounded quarterly, at a rate equal to the base rate quoted by the FleetBoston Financial at the end of each quarter.

        Directors are also eligible to have their contributions to qualified charitable organizations matched by the company in an aggregate amount up to $5,000 per director per year.

        The Company's Compensation Committee consists of three members. The Compensation Committee met once during 2003. The members of the Compensation Committee are Messrs. Mark N. Kaplan, Chairman, John C. Garrells III and
Kenneth I. Watchmaker. The Compensation Committee is responsible for the review and establishment of executive compensation including base salaries, bonuses and criteria for their award, personnel policies, particularly as they relate to fringe benefits, savings and investment, pension and retirement plans and other benefits.

        The Company has an Audit Committee composed of independent directors as defined in AMEX's listing standards. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the Audit Committee Report included in this annual proxy statement. The Board of Directors has determined that Company has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Kenneth I. Watchmaker who is an independent director as defined in AMEX's listing standards. The written charter adopted by the Board that governs the Audit Committee is included in this annual proxy as Appendix A.

        The Company does not have a standing nominating committee or formal procedure for nomination of directors. The Board of Directors believes that this is appropriate in light of the Company's ownership structure, which includes individuals who together beneficially own 56.8% of the outstanding Common Stock and who have identified themselves as persons who have in the past taken, and in the future may take, actions which direct or cause the direction of the management of the Company, and their voting of shares of Common Stock, in a manner consistent with each other. Accordingly, these individuals may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and Rule 13d under that act. In light of the existence of this "group," the Company is a "controlled company," as that term is defined in Section 801 of the AMEX Company Guide. Pursuant to the AMEX's corporate governance rules, a "controlled company" may avail itself of an exception to the AMEX rule that generally requires a company whose stock is listed for trading on the AMEX to have director nominations selected or recommended for the board's selection by either a nominating committee comprised of independent directors or by a majority of the independent directors.All members of the Board of Directors participate in the consideration of director nominees. The Board does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes that a policy is not necessary because the directors have access to a sufficient number of excellent candidates from which to select a nominee when a vacancy occurs on the Board and because the Board includes the controlling shareholders of the Company. Individual directors will generally recommend candidates to the controlling shareholders and, if acceptable, will submit that person's name for consideration by the Board. The Board generally seeks candidates with a broad business background and who may also have a specific expertise in such areas as law, accounting, banking, or investment banking.

     All members of the Board of Directors are encouraged, but not required, to attend the Company's annual meeting of stockholders. All members of the Board of Directors attended the annual meeting held in 2003.

                             AUDIT COMMITTEE REPORT

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with theAudit Committee under generally accepted auditing standards. In addition, theAudit Committee discussed with the independent auditors the auditors' independence from management and the Company including the matters required to be discussed by Statement on Auditing Standards No. 61, has received and reviewed written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and considered the compatibility of nonaudit services with the auditors' independence.

        The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met quarterly with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal year 2003.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has also appointed Ernst & Young as the Company's independent auditors for 2004.

                                         AUDIT COMMITTEE

                                         Kenneth I. Watchmaker, Chairman
                                         John C. Garrels III
                                         James S. Marcus

                          COMPENSATION COMMITTEE REPORT

OVERALL POLICY

        The Company's executive compensation program is designed to reflect both corporate performance and individual responsibilities and performance. The Compensation Committee administers the Company's executive compensation strategy in an attempt to relate executive compensation appropriately to the Company's overall growth and success and to the executive's duties, demonstrated abilities and, where appropriate, the performance of the operating division or subsidiary for which the executive is responsible. The objectives of the Company's compensation strategy are to attract and retain the best possible executives, to motivate those executives to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results.

        Each year, the Compensation Committee conducts a review of the Company's executive compensation. This review includes consideration of: the relationship between an executive's current compensation and their current duties and responsibilities; the compensation of executive officers with similar duties and responsibilities; and inflationary trends. The annual compensation review permits an ongoing evaluation of the relationships among the size and scope of the Company's operations, the Company's performance and its executive compensation. The Compensation Committee also considers the legal and tax effects (including without limitation the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company.

        The Compensation Committee determines the compensation of the individuals whose compensation is detailed in this proxy statement (including in the Summary Compensation Table) and sets policies for and reviews the compensation awarded to the Company's most highly compensated corporate executives. This process is designed to provide consistency throughout the executive compensation program. In reviewing the individual performance of the executives whose compensation is described in this proxy statement (other than Roger S. Marcus, the Company's Chief Executive Officer), the Compensation Committee takes into account the views of Roger S. Marcus.

        The material elements of the Company's executive compensation consist of base salary, annual bonus and stock options. In 1996, the Compensation Committee established certain additional elements to the Company's executive compensation program, including principally split-dollar insurance arrangements. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Roger S. Marcus, are discussed below. In addition, although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company (including its subsidiaries) to the individual, including pension benefits, insurance and other benefits, as well as the specific elements of the program described below.

BASE SALARIES

        Base salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities and then evaluating the current responsibilities of the position, the scope of the operations under management and the experience of the individual. Annual salary adjustments are determined by evaluating on an individual basis (i) new responsibilities of the executive's position, (ii) changes in the scope of the operations managed, (iii) the performance both of such operations and of the executive in the position and (iv) annual increases in the cost of living.

        With respect to the base salary of Roger S. Marcus in 2003, the Compensation Committee took into account the Company's performance (and the performance of Congoleum Corporation, a majority-owned subsidiary of the Company) and the assessment by the Compensation Committee of Mr. Marcus's individual performance as Chief Executive Officer of both the Company and Congoleum Corporation. The Compensation Committee also took into account the length of Mr. Marcus's service to the Company and his increasing responsibilities in the course of such service.

ANNUAL BONUS

        The Company's executive officers are eligible for an annual cash bonus. Annual bonuses are determined on the basis of individual and corporate performance. The most significant corporate performance measure for bonus payments is earnings of the Company as a whole and then the relevant divisions or subsidiaries, where appropriate. The Compensation Committee has adopted a policy of paying bonuses to each of Roger S. Marcus and Richard G. Marcus of approximately 3-4% of the Company's after-tax earnings, taking into account significant exceptional or non-operational occurrences and the actual level of profitability for the relevant year. In determining annual bonuses, the Committee also considers the views of Roger S. Marcus as Chief Executive Officer and discusses with him the appropriate bonuses for all executives, including himself.

        Roger S. Marcus was not awarded a bonus for 2003. For 2002, he was awarded a bonus of $150,000. A portion of Mr. Marcus's 2002 bonus was based on earnings for the Company as a whole in accordance with the Compensation Committee policy set forth above. Consideration was also given to his performance as Chief Executive Officer of the Company and as Chief Executive Officer of Congoleum Corporation, taking into account certain payments by Congoleum Corporation to the Company relating to, among other things, Mr. Marcus's service as Chief Executive Officer of Congoleum Corporation. In awarding Mr. Marcus's 2002 bonus, the Compensation Committee also considered the performance of the Common Stock and Mr. Marcus's role in promoting the long-term strategic growth of the Company.

STOCK OPTIONS

        Under the Company's 1993 Stock Award and Incentive Plan, as amended, stock options are granted to the Company's executive officers. Stock options are granted to the Company's executive officers by the Compensation Committee or the Stock Award Committee, as appropriate. Currently, these committees set guidelines for the size of stock option awards based on factors similar to those used to determine base salaries and annual bonus. Stock options are designed to align the interests of executives with those of the stockholders.

        Under the 1993 Stock Award and Incentive Plan, as amended, stock options are typically granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of options granted under the plan cannot be realized unless stock price appreciation occurs over time.

SUPPLEMENTAL BENEFITS

        In 1996, the Compensation Committee established supplemental benefits for certain executive officers of the Company. These supplemental benefits were proposed and approved as a means of addressing the substantial inequity to the five most highly compensated executive officers of the Company created by the cap on credited compensation under the Company's qualified pension plan described below under the caption "Defined Benefit Pension Plan." The Company entered into split-dollar life insurance agreements for the benefit of each of William M. Marcus, Richard G. Marcus, Roger S. Marcus, J. Dennis Burns and Howard N. Feist III. Under these contracts, the Company agreed to pay a portion of premiums due over a specified time period on certain variable life insurance policies providing life insurance protection for the family of each executive officer, subject to various terms and conditions.

        Premiums paid in 2001 under the split-dollar agreements are reflected in the Summary Compensation Table set forth below under the column entitled "All Other Compensation." The Company did not pay premiums under these agreements in 2002 or 2003 because it is not clear whether such payments could be considered prohibited loans under the Sarbanes-Oxley Act of 2002. Because of this potential prohibition, as well as recent tax law changes, the Compensation Committee has determined these split dollar agreements are no longer a viable means of achieving their intended purpose and is considering alternatives.

EMPLOYMENT AGREEMENTS

        No executive officer of the Company has an employment agreement with the Company.

CONCLUSION

        Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. In 2003, 1% of the Company's executive compensation consisted of performance-based variable elements. In the case of Roger S. Marcus, none of his 2003 compensation consisted of performance-based variable elements. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                                             COMPENSATION COMMITTEE

                                             Mark N. Kaplan, Chairman
                                             John C. Garrels III
                                             Kenneth I. Watchmaker


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee of the Board during 2003 are listed above, none of whom is or was at any time during 2003 or at any previous time an officer or employee of the Company. Mark N. Kaplan is presently Of Counsel to Skadden, Arps, Slate, Meagher & Flom LLP, a law firm used for a number of matters by the Company in 2003. The Company has retained Skadden, Arps, Slate, Meagher & Flom LLP during 2004 and proposes to retain the firm during the remainder of 2004. Mr. Kaplan is also a director of Congoleum Corporation and serves on the Audit and Compensation Committees of Congoleum.

                                 CODE OF ETHICS

        The Company has adopted a code of ethics (as that term is defined in Item 406 of Regulation S-K of the regulations promulgated by the SEC) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller and all other employees of the Company. The text of the Company's code of ethics is posted on our Internet website www.ambilt.com or may be obtained without charge by sending a written request to Mr. Henry W. Winkleman, Secretary of the Company, at the Company's office at 57 River Street, Wellesley Hills, Massachusetts 02481.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the compensation earned by or paid to the Company's Chairman of the Board and Chief Executive Officer and the Company's four other most highly compensated officers collectively, the "named executive officers" for services rendered to the Company and its subsidiaries in all capacities during each of the last three years. The table also identifies the principal capacity in which each of the named executives served the Company at the end of 2003.

                                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                              COMPENSATION AWARDS
                                                                           -------------------------
                                                                                          SECURITIES
                                                  ANNUAL COMPENSATION      SECURITIES     UNDERLYING    ALL OTHER
                                                -----------------------    UNDERLYING     CONGOLEUM    COMPENSATION
NAME AND PRINCIPAL POSITION            YEAR      SALARY ($)   BONUS ($)    ABI OPTIONS     OPTIONS        ($)(1)
---------------------------            ----     -----------  ----------    -----------    ---------    ------------
Roger S. Marcus .....................  2003       557,500            0         --               --         16,186
  Chairman of the Board and            2002       550,000      150,000         --          200,000         16,000
  Chief Executive Officer              2001       540,000      425,000         --               --        196,800

Richard G. Marcus ...................  2003       557,500            0         --               --         16,186
  President and                        2002       550,000      150,000         --          200,000         16,000
  Chief Operating Officer              2001       540,000      425,000         --               --        156,800

William M. Marcus ...................  2003       446,000            0         --               --         16,186
  Executive Vice President             2002       440,000      120,000         --            5,000         16,000
  and Treasurer                        2001       432,000      160,000         --               --        226,800

Howard N. Feist III .................  2003       255,600      25,000          --               --          7,715
  Vice President-Finance               2002       247,500      35,000          --           15,000          6,000
  And Chief Financial Officer          2001       237,500      45,000          --               --         61,800

J. Dennis Burns .....................  2003       230,000           0          --               --          7,860
  Vice President and General           2002       223,300      20,000          --               --          6,000
  Manager, Tape Products               2001       215,000      25,000          --               --         18,800
  Division

------------------
(1)     The amounts disclosed in this column include:

        (a) Company contributions of $6,000 in 2003 $6,800 in 2002 and $6,000 in 2001, under the Section 401(k) Savings Investment Plan, on behalf of each individual listed;

        (b) payment by the Company of $10,000 in each of 2003, 2002, and 2001 to individual life insurance trusts for Roger S. Marcus, Richard G. Marcus and William M. Marcus;

        (c) premiums paid by the Company in 2001 under split-dollar insurance arrangements on behalf of Roger S. Marcus, Richard G. Marcus, William M. Marcus, J. Dennis Burns and Howard N. Feist III, totaling $180,000, $140,000, $210,000, $12,000, and $55,000 respectively for each individual; and

        (d) Company paid group-term life insurance premiums on behalf of Roger S. Marcus, Richard G. Marcus, William M. Marcus, J. Dennis Burns Howard N. Feist III totaling $186, $186, $186, $1,715 and $1,860 respectively.

                                  STOCK OPTIONS

        The table below sets forth information relating to stock option exercises in 2003 by the named executive officers of the Company and the number and value of each such officer's unexercised in-the-money options/SARs on December 31, 2003 based upon the difference between exercise price and closing price per share at fiscal year-end.

                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

                                                                     NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED                   IN-THE MONEY
                     COMPANY        SHARES                         OPTIONS/SARS AT 12/31/03            OPTIONS/SARS AT 12/31/03
                     GRANTING     ACQUIRED ON      VALUE      ----------------------------------  ----------------------------------
NAME                 OPTIONS      EXERCISE (#)  REALIZED ($)  EXERCISABLE (#)  UNEXERCISABLE (#)  EXERCISABLE (#)  UNEXERCISABLE (#)
----                ----------    ------------  ------------  ---------------  -----------------  ---------------  -----------------
Roger S. ........   ABI                --             --          50,000                  0              0                 0
Marcus              Congoleum          --             --          40,000            160,000              0                 0

Richard G. ......   ABI                --             --          50,000                  0              0                 0
Marcus              Congoleum          --             --          40,000            160,000              0                 0

William M. ......   ABI                --             --          40,000                  0              0                 0
Marcus              Congoleum          --             --           1,000              4,000              0                 0

Howard N. .......   ABI                --             --           8,000              2,000              0                 0
Feist III           Congoleum          --             --           3,000             12,000              0                 0

J. Dennis .......   ABI                --             --           6,000                  0              0                 0
Burns

                          DEFINED BENEFIT PENSION PLAN

        In addition to the remuneration set forth above, the Company maintains a tax-qualified defined benefit pension plan (the "Pension Plan"). The following table shows for various income and service levels, the annual benefits payable under the Pension Plan, commencing at normal retirement at age 65. These benefits are presented on a five years certain and life thereafter basis and reflect any reduction for Social Security or other offset amounts that may apply.

                      APPROXIMATE ANNUAL PENSION AT AGE 65

                                                          YEARS OF SERVICE
                        --------------------------------------------------------------------------------------
FINAL AVERAGE
ANNUAL COMPOSITION         15           20           25          30            35           40           45
------------------      --------     --------     --------    --------      --------     --------     --------
$200,000                 $24,400      $32,500      $40,600     $48,700       $56,800      $65,000      $71,100
$300,000                  24,400       32,500       40,600      48,700        56,800       65,000       71,100
$400,000                  24,400       32,500       40,600      48,700        56,800       65,000       71,100
$500,000                  24,400       32,500       40,600      48,700        56,800       65,000       71,100

        The Pension Plan provides non-contributory benefits based upon years of service and average annual earnings for the 60 consecutive months in which the participating employee had the highest level of earnings during the 120 consecutive months preceding retirement.

        The compensation used to determine a person's benefits under the Pension Plan is such person's salary (including amounts deferred as salary reduction contributions to any applicable tax-qualified plans maintained under Sections 401(k) or 125 of the Internal Revenue Code of 1986, as amended). The Internal Revenue Service has limited the maximum compensation for benefit purposes to $200,000 in 2003. Salary amounts listed in the Summary Compensation Table are items of compensation covered by the Pension Plan. The table below sets forth certain information relating to the Pension Plan with respect to the five most highly compensated executive officers of the Company.

                                        2003 REMUNERATION      CREDITED YEARS
NAME                                     COVERED BY PLAN         OF SERVICE
----                                     ---------------         ----------
Roger S. Marcus                             $200,000                36
Richard G. Marcus                            200,000                33
William M. Marcus                            200,000                43
Howard N. Feist III                          200,000                22
J. Dennis Burns                              200,000                19

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During 2003, the Company retained the services of the law firm Skadden, Arps, Slate, Meagher & Flom LLP for a variety of legal matters. The Company has retained Skadden, Arps, Slate, Meagher & Flom LLP during 2004 and proposes to retain that firm during the remainder of 2004. Mr. Kaplan is of counsel to Skadden, Arps, Slate, Meagher & Flom LLP.

        During 2003, the Company employed Mr. William M. Marcus's son in a marketing position, with compensation paid (including salary, value of company provided automobile, and 401(k) match) for 2003 of $68,707. The Company and Congoleum Corporation also engaged Mr. Richard G. Marcus's daughter to provide consulting services for which she was paid $3,394. During 2003, Congoleum Corporation employed Mr. Roger S. Marcus's two daughters, both in marketing positions, with compensation paid (including salary, value of company provided automobile, 401(k) match, and pay in lieu of medical benefits, as applicable) for 2003 of $26,768 and $71,349 respectively, and employed his son-in-law in an administrative position. Congoleum Corporation also employed Mr. Richard G. Marcus's son in a marketing position with compensation paid (including salary, value of company provided automobile and 401(k) match) of $70,351. One of Mr. Roger Marcus' daughters left Congoleum Corporation in 2003. The Company currently does not contemplate using the consulting services of Mr. Richard Marcus' daughter in 2004. All other employment relationships are expected to continue during 2004.

        The Company and K&M Associates L.P., a Rhode Island limited partnership ("K&M") of which the Company has a controlling interest, make some of their business travel and lodging arrangements for their employees through Winkleman Travel, a travel agency owned by Joseph Winkleman, the brother of Henry W. Winkleman, Vice President, Corporate Counsel and Secretary of the Company. During 2003, the Company and K&M made business travel and lodging arrangements negotiated on an arms length basis with Winkleman Travel of approximately $64,000. Winkleman Travel earns commissions from the provider of the travel and lodging as well as through service fees charged to the Company and K&M for the booking and writing of airline tickets. The Company and K&M expect to continue purchasing travel arrangements from Winkleman Travel in 2004.

                         CHANGE OF CONTROL ARRANGEMENTS

        Under the terms of the Company's 1993 Stock Award and Incentive Plan, as amended and restated as of March 4, 1997 (the "1993 Plan"), all outstanding awards granted under that plan that were not previously exercisable and vested will become fully vested and exercisable if: (i) any person (other than an exempt person (as defined in the succeeding sentence)) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of that two-year period constitute the entire Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction of the type referred to in clauses (i), (iii) or (iv) of this paragraph) whose election to the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of that two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; (iii) the Company's stockholders approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the Company's voting securities outstanding immediately prior to the consummation of that transaction representing 50% or more of the combined voting power of the surviving or parent entity outstanding immediately after the merger or consummation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than an exempt person) acquires 50% or more of the combined voting power of the Company's then outstanding voting securities; or (iv) the Company's stockholders approve a plan of complete liquidation of the Company or an agreement for the sale of all, or substantially all of, the Company's assets (or any transaction having a similar effect). For purposes of the 1993 Plan, an "exempt person" means (a) the Company, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (c) any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of the Company, or (d) any person or group of persons who, immediately prior to the adoption of the 1993 Plan owned more than 50% of the combined voting power of the Company's then outstanding voting securities.

CUMULATIVE TOTAL STOCKHOLDER RETURN

        The graph that follows compares the cumulative total stockholder return of the Common Stock to the cumulative returns of the American Stock Exchange Market Value Index and a Peer Group Index which includes companies in Standard Industrial Classification (SIC) code number 3089--Plastic Products, N.E.C.


                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG AMERICAN BILTRITE INC.,
                      AMEX MARKET INDEX AND SIC CODE INDEX






                               [PERFORMANCE GRAPH]






                          1998      1999      2000      2001      2002      2003
AMERICAN BILTRITE INC.  100.00     71.40     74.02     76.25     52.98     44.52
SIC CODE INDEX          100.00     96.55     64.14     76.15     67.66     79.96
AMEX MARKET INDEX       100.00    124.67    123.14    117.47    112.78    153.50



                      ASSUMES $100 INVESTED ON JAN. 1, 1998
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2003

                   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for 2004. Fees billed by Ernst & Young LLP for 2002 and 2003 are as follows:

AUDIT FEES

        The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered for the audit of the financial statements of the Company for 2002 and 2003 and the reviews of the Company's quarterly financial statements included in the Company's Quarterly Reports on Form 10-Q for 2002 and 2003 were $791,500 and $882,000 respectively, ($280,000 in 2002 and $300,500 in
2003 of such fees was for services provided to Congoleum.)

AUDIT RELATED FEES

        The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered for the audit related services which were primarily related to audits of the employee benefit plans and services with respect to internal controls for 2002 and 2003 were $74,500 and $100,500 respectively, ($38,000 in 2002 and $50,000 in 2003 of such fees was for services provided to Congoleum.)

TAX FEES

        The aggregate fees billed by Ernst & Young LLP for tax services related to tax compliance, tax advice, tax planning and tax examination assistance in 2002 and 2003 were $155,500 and $494,400 respectively, ($10,500 in 2002 and
$26,000 in 2003 of such fees was for services provided to Congoleum.)

ALL OTHER FEES

        The aggregate fees billed by Ernst & Young LLP for all other services rendered to the Company other than those mentioned above for 2002 and 2003 were $0 and $31,000, respectively, which related to services in connection Congoleum's filing a petition under Chapter 11 of the federal Bankruptcy Code.

        Audit fees for 2002 include additional billings not known at the time the Company filed last year's Proxy.

        Fees for services provided to Congoleum Corporation are approved by Congoleum's audit committee. The Audit Committee does not pre-approve fees for services for Congoleum but considers the amounts of such fees paid when making judgments regarding independence. All audit related services, tax services and other services, other than those provided to Congoleum, were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's pre-approval policy and procedure is to review proposed Ernst & Young's audit, audit-related services, tax services and other services and pre-approve such services specifically described to the Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Committee to delegate to one or more members of the Committee pre-approval authority with respect to permitted services. The Audit Committee did not approve any services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X of the regulations promulgated by the SEC.

        Representatives of Ernst & Young LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                        SHAREHOLDER COMMUNICATION POLICY

        The Company has established procedures for shareholders to communicate directly with the Board of Directors on a confidential basis. Shareholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Corporation at 57 River Street, Wellesley Hills, Massachusetts 02481 Attention: Henry W. Winkleman. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. To the extent that a shareholder wishes the communication to be confidential, such shareholder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

                            SUPPLEMENTAL INFORMATION

        On December 31, 2003, Congoleum Corporation filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code. Roger S. Marcus, Richard G. Marcus and Howard N. Feist III were executive officers of Congoleum Corporation at the time of such filing.

                              STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the year 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by November 30, 2004. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by February 13, 2005.

                                  OTHER MATTERS

        Management of the Company has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          AMERICAN BILTRITE INC.




                                          Henry W. Winkleman
                                          Secretary

Wellesley Hills, Massachusetts
April 15, 2004

                                   APPENDIX A

                      CHARTER OF THE AUDIT COMMITTEE OF THE
                  BOARD OF DIRECTORS OF AMERICAN BILTRITE INC.
                    AS ADOPTED BY THE BOARD ON MARCH 24, 2004

1.      PURPOSE OF THE COMMITTEE

        The Committee's purpose is to provide oversight of matters involving the accounting, auditing, financial reporting, and internal control functions of the Company and its subsidiaries.

2.      COMPOSITION OF THE COMMITTEE

        The Committee shall be comprised of three or more independent directors as determined from time to time by resolution of the Board. The Chairman of the Committee shall be designated by the Board, PROVIDED that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the AMEX, the SEC, the Sarbanes-Oxley Act, and other regulations or regulatory bodies.

3.      MEETINGS OF THE COMMITTEE

        The Committee shall hold four regularly scheduled meetings per year and additional meetings as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.

4.      RESPONSIBILITIES OF THE COMMITTEE

        In order for the Audit Committee to effectively carry out its purposes, its processes must remain flexible so it can best react to changing conditions, information, accounting rules, securities laws and regulations and other factors which bear on its responsibilities. The key responsibilities described in this Charter, therefore, shall define the principal recurring processes of the Audit Committee. These processes are set forth as a guide with the understanding that the Audit Committee may supplement them as it deems necessary or appropriate to accomplish its purposes.

        The Company's management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles ("GAAP") and its periodic reports as required by the Securities and Exchange Commission (the "SEC"). The Company's auditor is responsible for auditing the Company's annual financial statements and reviewing the Company's interim financial statements. While the Audit Committee has responsibility to oversee management's and the auditor' conduct of these activities, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with GAAP.

        The Audit Committee is expected to maintain free and open communication with the auditor and management of the Company. In order to facilitate such free and open communication, the Audit Committee should meet with members of management, the internal auditor and the independent auditor, separately, at least once a year and at such other times as the members of the Audit Committee deem it necessary or appropriate to accomplish its purposes.

        Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

5.      DUTIES OF THE COMMITTEE

        The Committee shall fulfill its oversight responsibilities by accomplishing the following:

APPOINTMENT, COMPENSATION, RETENTION AND OVERSIGHT OF INDEPENDENT AUDITOR

        (a) Annually evaluate, determine the selection of, and if necessary, determine the replacement of or rotation of, the independent auditor.

        (b) Review, evaluate and discuss formal reports, at least annually, from the independent auditor regarding the auditor's independence, including a delineation of all relationships between the independent auditor and the Company and the written disclosures required by the Independence Standards Board; and recommend actions to satisfy the Board of the independence of the independent auditor.

        (c) Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the independent auditor.

        (d) At least annually, receive a report from the independent auditor detailing the firm's internal quality control procedures and any material issues raised by the independent auditor's internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm.

        (e) Establish hiring policies for employees or former employees of the independent auditors.

OVERSIGHT OF AUDIT PROCESS AND COMPANY'S LEGAL COMPLIANCE PROGRAM

        (a) Review with management, the internal auditor and the independent auditor the overall scope and plans for audits. Review with management, the internal auditor, and the independent auditor any difficulties or disputes with management encountered in connection with the audits.

        (b) Review and discuss with management, the internal auditor, and independent auditor the Company's system of internal control, including information systems controls and security, its financial and critical accounting practices, and policies relating to risk assessment, including steps that management has taken to minimize risk to the Company.

        (c)     Receive and review reports of the independent auditor discussing
                (i) all critical accounting policies and practices used in the preparation of the Company's financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted audit differences.

        (d) Discuss with management and the independent auditor any changes in the Company's critical accounting policies and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.

        (e) Review and discuss with management and the independent auditor the annual and quarterly financial statements and the Company's "Management's Discussion and Analysis of Financial Conditions and Results of Operations" ("MD&A") prior to the filing of the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Discuss any significant changes in the audit plan, results of the annual audit and quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards. Discuss with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which the management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosures in the financial statements, including the Company's disclosures of critical accounting policies and other disclosures.

        (f) Review, or establish standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to any analysts.

        (g) Receive from the Chief Executive Officer and Chief Financial Officer a report of all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting, and any fraud that involves management or other employees who have a significant role in the company's internal controls over financial reporting.

        (h) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

OTHER RESPONSIBILITIES

        (a) Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor and other senior financial officers.

        (b) Prepare a report for inclusion in the Company's annual proxy statement as required by the rules of the Securities and Exchange Commission.

        (c)     Report to the Board on a regular basis.

        (d) Annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board.

        Perform any other activities consistent with the Charter, By-laws and governing law as the Board or the Audit Committee shall deem appropriate.

6.      AUTHORITY AND RESOURCES OF THE AUDIT COMMITTEE

        The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Committee may determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carrying out its duties. Funding for such retained services shall be provided for by the Company.

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

[X]  PLEASE MARK VOTES                                     REVOCABLE PROXY
     AS IN THIS EXAMPLE                                AMERICAN BILTRITE INC.


  ANNUAL MEETING OF STOCKHOLDERS MAY 10, 2004                                                                       WITH-    FOR ALL
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                                                   FOR   HOLD     EXCEPT
                                                                   1.   ELECTION OF CLASS II DIRECTORS        [ ]    [ ]      [
     The undersigned hereby appoints Roger S. Marcus, Richard           (except as marked to the contrary
G. Marcus and William M. Marcus and each of them, as attorneys          below):
and proxies, with full power of substitution, to represent and to vote, as designated below, at the Annual Meeting of
Stockholders of American Biltrite Inc. (the "Company") to be            NOMINEES: JOHN C. GARRELS III      JAMES S. MARCUS
held at the FleetBoston Financial Corporation, America Room,                      ROGER S. MARCUS
2nd Floor, 100 Federal Street, Boston, Massachusetts on
Monday, May 10, 2004, at 10:00 A.M., local time, and at any        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
adjournment thereof, all shares of Common Stock of the Company     NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME
which the undersigned could vote if present in such manner as      IN THE SPACE PROVIDED BELOW.
such proxies may determine on any matters which may properly
come before the meeting and to vote on the following as            ----------------------------------------------------------------
specified hereon.
                                                                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH
                                                                   NOMINEE.

                                                                        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                   MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
                                                                   DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE
                                                                   PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
                                                                   VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
                                                                   MEETING.

                                                                        Note: Signature(s) should agree with name(s) as printed
                                                                   hereon. All joint owners and fiduciaries should sign. When signing as attorney, executor, administrator, trustee,
                                                                   guardian or custodian for a minor, please give full title as such. If a corporation, please sign full corporate name and indicate the signer's office of authority. If a partner, sign in partnership name by authorized person.
                                      ------------------------
   Please be sure to sign and date      Date
     this Proxy in the box below.
--------------------------------------------------------------



---Stockholder sign above----Co-holder (if any) sign above----



------------------------------------------------------------------------------------------------------------------------------------

                            ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED. ^

                                                       AMERICAN BILTRITE INC.


    ----------------------------------------------------------------------------------------------------------------------------
                                          PLEASE FILL IN DATE, SIGN AND MAIL THIS PROXY IN
                                              THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE
    ----------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.


_______________________________________________________________

_______________________________________________________________

_______________________________________________________________
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